Exhibit 99.3

FREDDIE MAC 2011 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

FREDDIE MAC
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(unaudited)

		Three Months Ended					Year Ended
Line:		December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2011
		(dollars in millions, except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$20,379	$20,064	$19,782	$19,140	$18,172	$86,698	$77,158
2	Unsecuritized	2,282	2,334	2,274	2,282	2,234	8,727	9,124

3	Total mortgage loans	22,661	22,398	22,056	21,422	20,406	95,425	86,282
4	Investments in securities	3,345	3,283	3,275	3,150	3,083	14,375	12,791
5	Other	41	34	18	8	7	156	67

6	Total interest income	26,047	25,715	25,349	24,580	23,496	109,956	99,140

	Interest expense
7	Debt securities of consolidated trusts	(17,804)	(17,403)	(17,261)	(16,715)	(15,740)	(75,216)	(67,119)
8	Other debt	(3,703)	(3,565)	(3,333)	(3,072)	(2,899)	(16,915)	(12,869)

9	Total interest expense	(21,507)	(20,968)	(20,594)	(19,787)	(18,639)	(92,131)	(79,988)
10	Expense related to derivatives	(224)	(207)	(194)	(180)	(174)	(969)	(755)

11	Net interest income	4,316	4,540	4,561	4,613	4,683	16,856	18,397
12	Provision for credit losses	(3,066)	(1,989)	(2,529)	(3,606)	(2,578)	(17,218)	(10,702)

13	Net interest income (loss) after provision for credit losses	1,250	2,551	2,032	1,007	2,105	(362)	7,695

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(4)	223	(125)	(310)	(7)	(164)	(219)
15	Gains (losses) on retirement of other debt	10	12	3	19	10	(219)	44
16	Gains (losses) on debt recorded at fair value	55	(81)	(37)	133	76	580	91
17	Derivative gains (losses)	1,568	(427)	(3,807)	(4,752)	(766)	(8,085)	(9,752)
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(724)	(1,054)	(230)	(459)	(358)	(1,778)	(2,101)
19	Portion of other-than-temporary impairment recognized in AOCI	(1,546)	(139)	(122)	298	(237)	(2,530)	(200)

20	Net impairment of available-for-sale securities recognized in earnings	(2,270)	(1,193)	(352)	(161)	(595)	(4,308)	(2,301)
21	Other gains (losses) on investment securities recognized in earnings	(76)	(120)	209	(541)	(444)	(1,252)	(896)
22	Other income	256	334	252	814	755	1,860	2,155

23	Non-interest income (loss)	(461)	(1,252)	(3,857)	(4,798)	(971)	(11,588)	(10,878)

	Non-interest expense
24	Salaries and employee benefits	(207)	(207)	(219)	(212)	(194)	(895)	(832)
25	Professional services	(77)	(56)	(64)	(73)	(77)	(297)	(270)
26	Occupancy expense	(17)	(15)	(15)	(14)	(18)	(64)	(62)
27	Other administrative expenses	(99)	(83)	(86)	(82)	(91)	(341)	(342)

28	Total administrative expenses	(400)	(361)	(384)	(381)	(380)	(1,597)	(1,506)
29	Real estate owned operations expense	(217)	(257)	(27)	(221)	(80)	(673)	(585)
30	Other expenses	(341)	(79)	(135)	(85)	(93)	(662)	(392)

31	Non-interest expense	(958)	(697)	(546)	(687)	(553)	(2,932)	(2,483)

32	Income (loss) before income tax benefit	(169)	602	(2,371)	(4,478)	581	(14,882)	(5,666)
33	Income tax benefit	56	74	232	56	38	856	400

34	Net income (loss)	(113)	676	(2,139)	(4,422)	619	(14,026)	(5,266)

	Other comprehensive income, net of taxes and reclassification adjustments:
35	Changes in unrealized gains (losses) related to available-for-sale securities	1,097	1,941	903	(80)	701	13,621	3,465
36	Changes in unrealized gains (losses) related to cash flow hedge relationships	153	132	135	124	118	673	509
37	Changes in defined benefit plans	19	(9)	1	2	68	13	62

38	Total other comprehensive income, net of taxes and reclassification adjustments	1,269	2,064	1,039	46	887	14,307	4,036

39	Comprehensive income (loss)	1,156	2,740	(1,100)	(4,376)	1,506	281	(1,230)
40	Less: Comprehensive loss attributable to noncontrolling interest	—	—	—	—	—	1	—

41	Total comprehensive income (loss) attributable to Freddie Mac	$1,156	$2,740	$(1,100)	$(4,376)	$1,506	$282	$(1,230)

42	Net income (loss)	$(113)	$676	$(2,139)	$(4,422)	$619	$(14,026)	$(5,266)
43	Less: Net loss attributable to noncontrolling interest	—	—	—	—	—	1	—

44	Net income (loss) attributable to Freddie Mac	(113)	676	(2,139)	(4,422)	619	(14,025)	(5,266)
45	Preferred stock dividends	(1,603)	(1,605)	(1,617)	(1,618)	(1,658)	(5,749)	(6,498)

46	Net loss attributable to common stockholders	$(1,716)	$(929)	$(3,756)	$(6,040)	$(1,039)	$(19,774)	$(11,764)

	Net loss per common share:
47	Basic	$(0.53)	$(0.29)	$(1.16)	$(1.86)	$(0.32)	$(6.09)	$(3.63)
48	Diluted	$(0.53)	$(0.29)	$(1.16)	$(1.86)	$(0.32)	$(6.09)	$(3.63)
	Weighted average common shares outstanding (in thousands):
49	Basic	3,248,227	3,246,985	3,244,967	3,244,496	3,243,183	3,249,369	3,244,896
50	Diluted	3,248,227	3,246,985	3,244,967	3,244,496	3,243,183	3,249,369	3,244,896

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS
(unaudited)

Line:		December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
		(dollars in millions, except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $1, $1, $1, $1, and $2, respectively, related to our consolidated VIEs)	$37,012	$34,298	$17,488	$18,174	$28,442
2	Restricted cash and cash equivalents (includes $7,514, $5,497, $1,850, $25,180, and $27,675, respectively, related to our consolidated VIEs)	8,111	6,184	2,333	25,695	28,063
3	Federal funds sold and securities purchased under agreements to resell (includes $29,350, $11,500, $13,950, $—, and $—, respectively, related to our consolidated VIEs)	46,524	37,792	33,609	10,596	12,044
	Investments in securities:
4	Available-for-sale, at fair value (includes $817, $298, $244, $224, and $204, respectively, pledged as collateral that may be repledged)	232,634	229,838	222,849	216,584	210,659
5	Trading, at fair value	60,262	61,353	54,764	55,298	58,830

6	Total investments in securities	292,896	291,191	277,613	271,882	269,489

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $11,644, $9,517, $8,948, $8,696, and $8,351, respectively)	1,646,172	1,644,609	1,634,773	1,611,580	1,564,131
8	Unsecuritized (net of allowances for loan losses of $28,047, $29,571, $29,919, $30,848, and $30,912, respectively)	192,310	197,883	198,568	199,382	207,418

9	Total held-for-investment mortgage loans, net	1,838,482	1,842,492	1,833,341	1,810,962	1,771,549
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $6,413, $5,304, $4,463, $6,275 and $9,710 at fair value, respectively)	6,413	5,304	4,463	6,275	9,710

11	Total mortgage loans, net	1,844,895	1,847,796	1,837,804	1,817,237	1,781,259
12	Accrued interest receivable (includes $6,895, $6,801, $6,704, $6,535, and $6,242, respectively, related to our consolidated VIEs)	8,713	8,660	8,523	8,327	8,062
13	Derivative assets, net	143	58	246	295	118
14	Real estate owned, net (includes $118, $112, $83, $64, and $60, respectively, related to our consolidated VIEs)	7,068	6,376	5,932	5,630	5,680
15	Deferred tax assets, net	5,543	4,498	3,866	3,909	3,546
16	Other assets (includes $6,001, $2,675, $3,252, $6,158, and $6,083, respectively, related to our consolidated VIEs)	10,875	8,063	8,381	10,591	10,513

17	Total assets	$2,261,780	$2,244,916	$2,195,795	$2,172,336	$2,147,216

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,502, $6,345, $6,241, $6,120, and $5,943, respectively, related to our consolidated VIEs)	$10,286	$9,392	$9,542	$8,603	$8,898

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,528,648	1,510,426	1,499,036	1,488,036	1,471,437
20	Other debt (includes $4,443, $3,960, $3,998, $3,291, and $3,015 at fair value, respectively)	713,940	715,572	681,087	674,421	660,546

21	Total debt, net	2,242,588	2,225,998	2,180,123	2,162,457	2,131,983
22	Derivative liabilities, net	1,209	750	408	329	435
23	Other liabilities (includes $172, $204, $400, $293, and $3, respectively, related to our consolidated VIEs)	8,098	7,539	7,200	6,938	6,046

24	Total liabilities	2,262,181	2,243,679	2,197,273	2,178,327	2,147,362

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	64,200	64,700	64,700	66,179	72,171
27	Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109
28	Common stock	—	—	—	—	—
29	Additional paid-in capital	7	—	1	2	3
30	Retained earnings (accumulated deficit)	(62,733)	(63,693)	(67,449)	(73,489)	(74,525)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities	(9,678)	(7,737)	(6,834)	(6,914)	(6,213)
32	Cash flow hedge relationships	(2,239)	(2,107)	(1,972)	(1,848)	(1,730)
33	Defined benefit plans	(114)	(123)	(122)	(120)	(52)

34	Total AOCI, net of taxes	(12,031)	(9,967)	(8,928)	(8,882)	(7,995)
35	Treasury stock, at cost	(3,953)	(3,912)	(3,911)	(3,910)	(3,909)

36	Total equity (deficit)	(401)	1,237	(1,478)	(5,991)	(146)

37	Total liabilities and equity (deficit)	$2,261,780	$2,244,916	$2,195,795	$2,172,336	$2,147,216

FREDDIE MAC
TABLE 1A — NET INTEREST YIELD ANALYSIS (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Net Interest Income:

1	Net interest income	$4,316	$4,540	$4,561	$4,613	$4,683	$16,856	$18,397
	Average Balances:(1)

2	Cash and cash equivalents	$39,190	$37,561	$33,660	$51,225	$59,077	$48,803	$45,381
3	Federal funds sold and securities purchased under agreements to resell	46,633	47,861	32,227	16,434	13,703	46,739	27,557
	Mortgage-related securities:
4	Mortgage-related securities(2)	472,598	456,972	450,575	443,135	418,454	526,748	442,284
5	Extinguishment of PCs held by Freddie Mac	(180,452)	(167,528)	(166,318)	(166,356)	(150,197)	(213,411)	(162,600)

6	Total mortgage-related securities, net	292,146	289,444	284,257	276,779	268,257	313,337	279,684
7	Non-mortgage-related securities	30,590	29,309	26,078	18,175	24,788	27,995	24,587
8	Mortgage loans held by consolidated trusts(2)(3)	1,666,274	1,650,567	1,643,680	1,626,583	1,590,993	1,722,387	1,627,956
9	Unsecuritized mortgage loans(3)	230,324	240,557	242,471	243,162	250,346	206,116	244,134

10	Total interest-earning assets	2,305,157	2,295,299	2,262,373	2,232,358	2,207,164	2,365,377	2,249,299
	Debt securities of consolidated trusts:
11	Debt securities of consolidated trusts including PCs held by Freddie Mac(2)	1,689,180	1,665,608	1,656,150	1,641,905	1,612,091	1,738,330	1,643,939
12	Extinguishment of PCs held by Freddie Mac	(180,452)	(167,528)	(166,318)	(166,356)	(150,197)	(213,411)	(162,600)

13	Total debt securities of consolidated trusts held by third parties	1,508,728	1,498,080	1,489,832	1,475,549	1,461,894	1,524,919	1,481,339
	Other debt:(2)
14	Short-term debt	201,381	194,822	194,153	188,004	168,238	219,654	186,304
15	Long-term debt	512,123	518,034	500,587	495,188	501,559	543,306	503,842

16	Total other debt	713,504	712,856	694,740	683,192	669,797	762,960	690,146

17	Total interest-bearing liabilities	2,222,232	2,210,936	2,184,572	2,158,741	2,131,691	2,287,879	2,171,485
18	Net non-interest-bearing funding	82,925	84,363	77,801	73,617	75,473	77,498	77,814

19	Total funding of interest-earning assets	$2,305,157	$2,295,299	$2,262,373	$2,232,358	$2,207,164	$2,365,377	$2,249,299

	Yield/Cost:

20	Cash and cash equivalents	0.18%	0.17%	0.12%	0.03%	0.02%	0.16%	0.07%
21	Federal funds sold and securities purchased under agreements to resell	0.19	0.15	0.09	0.08	0.10	0.17	0.12
	Mortgage-related securities:
22	Mortgage-related securities	4.74	4.65	4.63	4.56	4.57	4.82	4.60
23	Extinguishment of PCs held by Freddie Mac	(5.06)	(4.93)	(4.73)	(4.61)	(4.58)	(5.24)	(4.71)
24	Total mortgage-related securities, net	4.54	4.50	4.57	4.53	4.56	4.53	4.54
25	Non-mortgage-related securities	0.43	0.41	0.39	0.40	0.41	0.68	0.40
26	Mortgage loans held by consolidated trusts	4.89	4.86	4.81	4.71	4.57	5.03	4.74
27	Unsecuritized mortgage loans	3.96	3.88	3.75	3.75	3.57	4.23	3.74
28	Yield on total interest-earning assets	4.52	4.48	4.48	4.41	4.26	4.65	4.41
	Debt securities of consolidated trusts:
29	Debt securities of consolidated trusts including PCs held by Freddie Mac	(4.76)	(4.67)	(4.64)	(4.54)	(4.33)	(4.97)	(4.55)
30	Extinguishment of PCs held by Freddie Mac	5.06	4.93	4.73	4.61	4.58	5.24	4.71
31	Total debt securities of consolidated trusts held by third parties	(4.72)	(4.65)	(4.63)	(4.53)	(4.31)	(4.93)	(4.53)
	Other debt:
32	Short-term debt	(0.25)	(0.24)	(0.19)	(0.14)	(0.12)	(0.25)	(0.18)
33	Long-term debt	(2.78)	(2.66)	(2.59)	(2.42)	(2.27)	(3.01)	(2.49)
34	Total other debt	(2.07)	(2.00)	(1.92)	(1.79)	(1.73)	(2.22)	(1.86)
35	Cost of interest-bearing liabilities	(3.87)	(3.79)	(3.77)	(3.67)	(3.50)	(4.03)	(3.68)
36	Expense related to derivatives	(0.04)	(0.04)	(0.03)	(0.03)	(0.03)	(0.04)	(0.04)
37	Impact of net non-interest-bearing funding	0.14	0.14	0.13	0.12	0.12	0.13	0.13
38	Total funding of interest-earning assets	(3.77)	(3.69)	(3.67)	(3.58)	(3.41)	(3.94)	(3.59)
39	Net interest yield (annualized)	0.75	0.79	0.81	0.83	0.85	0.71	0.82

(1)	We calculate average balances based on amortized cost. For most components of the average balances, a daily weighted average balance was calculated for the periods. When daily weighted average balance information was not available, a simple monthly average balance was calculated.
(2)	When we purchase multiclass REMICs and Other Structured Securities, we record them as investments in debt securities. Interest income from the investments in debt securities is recognized as well as the interest income from the mortgage loans backing the PCs held by the trusts, which underlie multiclass REMICs and Other Structured Securities. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the debt issued to third parties of the PC trusts we consolidate which underlie multiclass REMICs and Other Structured Securities.
(3)	Non-performing loans, where interest income is generally recognized when collected, are included in average balances.

FREDDIE MAC
TABLE 1B — NET INTEREST INCOME (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Net Interest Income:
1	Contractual amounts of net interest income(1)	$4,353	$4,479	$4,675	$4,758	$4,536	$17,743	$18,448
	Amortization income (expense), net:(2)
2	Accretion of impairments on available-for-sale securities(3)	69	29	31	18	37	392	115
	Asset-related amortization income (expense), net:
3	Mortgage loans held by consolidated trusts	(452)	(272)	(297)	(539)	(834)	(712)	(1,942)
4	Unsecuritized mortgage loans	67	56	48	45	33	311	182
5	Mortgage-related securities	(31)	(41)	(83)	(83)	(32)	(272)	(239)
6	Other assets	(13)	(14)	(27)	(31)	(50)	(23)	(122)

7	Asset-related amortization expense, net	(429)	(271)	(359)	(608)	(883)	(696)	(2,121)
	Debt-related amortization income (expense), net:
8	Debt securities of consolidated trusts	711	667	573	801	1,342	1,152	3,383
9	Other long-term debt securities	(164)	(157)	(165)	(176)	(175)	(766)	(673)

10	Debt-related amortization income, net	547	510	408	625	1,167	386	2,710

11	Total amortization income, net	187	268	80	35	321	82	704
12	Expense related to derivatives(4)	(224)	(207)	(194)	(180)	(174)	(969)	(755)

13	Net interest income	$4,316	$4,540	$4,561	$4,613	$4,683	$16,856	$18,397

(1)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(2)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in closed cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(3)	The portion of the impairment charges recognized in earnings where we expect a significant improvement in cash flows.
(4)	Represents changes in fair value of derivatives in closed cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt affects earnings.

FREDDIE MAC
TABLE 2 — NON-INTEREST INCOME (LOSS) (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$(4)	$223	$(125)	$(310)	$(7)	$(164)	$(219)
2	Gains (losses) on retirement of other debt	10	12	3	19	10	(219)	44
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	35	(117)	(46)	146	57	461	40
4	Market value adjustments	20	36	9	(13)	19	119	51

5	Total gains (losses) on debt recorded at fair value	55	(81)	(37)	133	76	580	91

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(35)	109	47	(141)	(56)	(468)	(41)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	(23)	(37)	(3)	3	(12)	(119)	(49)
8	U.S. dollar denominated derivative gains (losses)	2,615	750	(2,499)	(3,345)	464	(3,004)	(4,630)
9	Accrual of periodic settlements	(989)	(1,249)	(1,352)	(1,269)	(1,162)	(4,494)	(5,032)

10	Total derivative gains (losses)	1,568	(427)	(3,807)	(4,752)	(766)	(8,085)	(9,752)

	Impairment of available-for-sale securities:
11	Total other-than-temporary impairment of available-for-sale securities	(724)	(1,054)	(230)	(459)	(358)	(1,778)	(2,101)
12	Portion of other-than-temporary impairment recognized in AOCI	(1,546)	(139)	(122)	298	(237)	(2,530)	(200)

13	Net impairment of available-for-sale securities recognized in earnings	(2,270)	(1,193)	(352)	(161)	(595)	(4,308)	(2,301)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	(84)	(200)	274	(547)	(481)	(1,339)	(954)
15	Gains (losses) on sale of available-for-sale securities	8	80	(65)	6	37	87	58

16	Total other gains (losses) on investment securities recognized in earnings	(76)	(120)	209	(541)	(444)	(1,252)	(896)

	Other income:
17	Guarantee-related income	40	54	81	40	70	217	245
18	Gains (losses) on sale of mortgage loans	23	95	161	46	109	267	411
19	Gains (losses) on mortgage loans recorded at fair value	(403)	(33)	136	216	99	(249)	418
20	Recoveries on loans impaired upon purchase	163	125	132	119	97	806	473
21	All other	433	93	(258)	393	380	819	608

22	Total other income	256	334	252	814	755	1,860	2,155

23	Total non-interest income (loss)	$(461)	$(1,252)	$(3,857)	$(4,798)	$(971)	$(11,588)	$(10,878)

FREDDIE MAC
TABLE 3 — CREDIT QUALITY INDICATORS (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	6%	7%	9%	10%	7%	9%	8%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	15%	15%	15%	14%	14%	15%	14%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	3.01%	2.85%	2.75%	2.77%	2.84%	3.01%	2.84%
4	Credit-enhanced	8.27%	7.87%	7.67%	7.70%	8.03%	8.27%	8.03%
5	Total Single-family	3.84%	3.63%	3.50%	3.51%	3.58%	3.84%	3.58%
	Multifamily:
6	Non-credit-enhanced	0.12%	0.25%	0.19%	0.18%	0.11%	0.12%	0.11%
7	Credit enhanced	0.85%	0.75%	0.70%	0.77%	0.52%	0.85%	0.52%
8	Total Multifamily	0.26%	0.36%	0.31%	0.33%	0.22%	0.26%	0.22%

	Single-family loan workouts(4) (number of units):

9	Loan modifications	37,203	35,158	31,049	23,919	19,048	170,277	109,174
10	Repayment plans	7,964	9,099	7,981	8,333	8,008	31,210	33,421
11	Forbearance agreements	5,945	7,678	3,709	4,262	3,867	34,594	19,516
12	Short sales and deed-in-lieu transactions	12,097	10,706	11,038	11,744	12,675	39,175	46,163

13	Total single-family loan workouts	63,209	62,641	53,777	48,258	43,598	275,256	208,274

	Non-performing assets(3) (at period end):

14	Non-performing mortgage loans	$118,337	$118,062	$117,929	$122,273	$123,472	$118,337	$123,472
15	REO assets, net	7,068	6,376	5,932	5,630	5,680	7,068	5,680

16	Total non-performing assets	$125,405	$124,438	$123,861	$127,903	$129,152	$125,405	$129,152

	REO Operations Income (Expense):

17	Single-family	$(224)	$(257)	$(35)	$(226)	$(78)	$(676)	$(596)
18	Multifamily	7	—	8	5	(2)	3	11

19	Total	$(217)	$(257)	$(27)	$(221)	$(80)	$(673)	$(585)

	Loan Loss Reserves:(5)

20	Beginning balance	$38,596	$39,926	$39,305	$39,095	$39,744	$33,857	$39,926
21	Adjustments to beginning balance(6)	—	—	—	—	—	(186)	—
22	Provision for credit losses(7)	3,066	1,989	2,529	3,606	2,578	17,218	10,702
23	Charge-offs — single-family, net	(2,751)	(2,863)	(2,968)	(3,114)	(3,026)	(12,856)	(11,971)
24	Charge-offs — multifamily, net	(35)	(12)	(29)	(8)	(25)	(103)	(74)
25	Transfers, net	1,050	265	258	165	190	1,996	878

26	Ending balance	$39,926	$39,305	$39,095	$39,744	$39,461	$39,926	$39,461

	Credit Losses:(8)

27	Credit losses	$3,114	$3,238	$3,127	$3,451	$3,236	$14,160	$13,052
28	Annualized credit losses / average mortgage loan portfolio(9)	64.5 bps	67.1 bps	64.9 bps	72.1 bps	68.5 bps	72.2 bps	68.1 bps

(1)	Based on the total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans three monthly payments or more past due or in foreclosure while multifamily delinquencies are based on UPB of loans two monthly payments or more past due or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. See “MD&A — RISK MANAGEMENT — Credit Risk — Mortgage Credit Risk — Credit Performance — Delinquencies” in our 2011 Form 10-K for the year ended December 31, 2011, for further information about our reported delinquency rates.
(3)	Based on loans held by us on our consolidated balance sheets as well as those underlying Freddie Mac issued mortgage-related securities and other guarantee commitments.
(4)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the category may also be included within another category. Many borrowers complete a short-term forbearance agreement before one of the other alternatives is pursued or completed. We only report activity for a single loan in the forbearance category during each quarterly period; however, a single loan may be reported in the forbearance category in separate periods. For more information on our loan workout activities see “MD&A — CREDIT RISKS — Mortgage Credit Risk — Portfolio Management Activities — Loan Workout Activities and the MHA Program” in our 2011 Form 10-K for the year ended December 31, 2011.
(5)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is a component of Other liabilities (Line 23). Results for the year ended December 31, 2010 include a correction of a prior period error. The cumulative effect of this error was recorded in the second quarter of 2010, and included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.
(6)	Adjustments relate to the adoption of amendments to the accounting guidance for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(7)	Provision for credit losses includes our provision for losses incurred on our loans held for investment and our provision for guarantee losses incurred on loans underlying non-consolidated Freddie Mac issued mortgage-related securities and other guarantee commitments.
(8)	Equal to charge-offs, and REO operations income (expense), net of recoveries.
(9)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of REMICs and Other Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
TABLE 4A — SEGMENT EARNINGS — CONSOLIDATED(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Investments	$2,691	$2,137	$10	$(1,079)	$2,298	$1,251	$3,366
2	Single-family Guarantee	(3,017)	(1,820)	(2,386)	(3,545)	(2,249)	(16,256)	(10,000)
3	Multifamily	213	359	200	205	555	965	1,319
4	All Other	—	—	37	(3)	15	15	49

5	Total Segment Earnings (loss), net of taxes	$(113)	$676	$(2,139)	$(4,422)	$619	$(14,025)	$(5,266)

	Total Comprehensive Income (Loss) of Segments:
6	Investments segment	$2,866	$3,263	$643	$268	$2,299	$11,477	$6,473
7	Single-family Guarantee segment	(3,009)	(1,824)	(2,385)	(3,545)	(2,216)	(16,250)	(9,970)
8	Multifamily segment	1,299	1,301	605	(1,096)	1,408	5,040	2,218
9	All Other	—	—	37	(3)	15	15	49

10	Total comprehensive income (loss) of segments	$1,156	$2,740	$(1,100)	$(4,376)	$1,506	$282	$(1,230)

	Net interest yield — Segment Earnings (annualized):
11	Investments segment	113 bps	110 bps	126 bps	134 bps	138 bps	96 bps	127 bps
12	Multifamily segment	86 bps	75 bps	83 bps	87 bps	85 bps	77 bps	83 bps
	Management and guarantee income — Segment Earnings (annualized):
13	Single-family Guarantee segment	21.9 bps	19.1 bps	18.7 bps	20.3 bps	23.0 bps	19.5 bps	20.2 bps
14	Multifamily segment	48.6 bps	46.8 bps	43.0 bps	41.5 bps	39.7 bps	50.1 bps	42.4 bps
	Credit losses — Segment Earnings (annualized):
15	Single-family Guarantee segment	67.7 bps	71.0 bps	68.4 bps	76.3 bps	72.4 bps	75.8 bps	72.0 bps
16	Multifamily segment	10.7 bps	4.2 bps	7.6 bps	4.0 bps	9.1 bps	9.6 bps	6.3 bps

(1)	See “NOTE 14: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2011 for more information regarding Segment Earnings.
(2)	The sum of Segment Earnings for each segment and the All Other category equals GAAP net income (loss) attributable to Freddie Mac. Likewise, the sum of total comprehensive income (loss) for each segment and the All Other category equals GAAP total comprehensive income (loss) attributable to Freddie Mac.

FREDDIE MAC
TABLE 4B — SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income	$1,705	$1,653	$1,826	$1,905	$1,955	$6,192	$7,339
	Non-interest income (loss):
2	Net impairment of available-for-sale securities	(2,182)	(1,029)	(139)	(116)	(549)	(3,819)	(1,833)
3	Derivative gains (losses)	2,844	1,103	(2,156)	(3,144)	600	(1,859)	(3,597)
4	Gains (losses) on trading securities	(60)	(234)	256	(525)	(490)	(1,386)	(993)
5	Gains (losses) on sale of mortgage loans	(26)	12	4	—	12	(76)	28
6	Gains (losses) on mortgage loans recorded at fair value	(259)	(83)	167	358	59	34	501
7	Other non-interest income (loss)	436	541	(184)	345	564	1,023	1,266

8	Total non-interest income (loss)	753	310	(2,052)	(3,082)	196	(6,083)	(4,628)

	Non-interest expense:
9	Administrative expenses	(112)	(95)	(101)	(97)	(105)	(455)	(398)
10	Other non-interest expense	(4)	—	(1)	(1)	—	(18)	(2)

11	Total non-interest expense	(116)	(95)	(102)	(98)	(105)	(473)	(400)

12	Segment adjustments	282	203	126	137	195	1,358	661

13	Segment Earnings (loss) before income tax (expense) benefit	2,624	2,071	(202)	(1,138)	2,241	994	2,972
14	Income tax benefit	67	66	212	59	57	259	394

15	Segment Earnings (loss), net of taxes, including noncontrolling interest	2,691	2,137	10	(1,079)	2,298	1,253	3,366
16	Less: Net income — noncontrolling interest	—	—	—	—	—	(2)	—

17	Segment Earnings (loss), net of taxes	2,691	2,137	10	(1,079)	2,298	1,251	3,366
18	Total other comprehensive income (loss), net of taxes	175	1,126	633	1,347	1	10,226	3,107

19	Total comprehensive income — Investments segment	$2,866	$3,263	$643	$268	$2,299	$11,477	$6,473

20	Net interest yield — Segment Earnings (annualized)	113 bps	110 bps	126 bps	134 bps	138 bps	96 bps	127 bps

(1)	See “NOTE 14: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Investments segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
TABLE 4C — SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Segment Earnings, net of taxes:
1	Net interest income (expense)	$(34)	$100	$(30)	$(98)	$5	$72	$(23)
2	Provision for credit losses(3)	(3,470)	(2,284)	(2,886)	(4,008)	(3,116)	(18,785)	(12,294)
	Non-interest income:
3	Management and guarantee income	1,000	870	848	913	1,016	3,635	3,647
4	Other non-interest income	566	211	208	331	466	1,351	1,216

5	Total non-interest income	1,566	1,081	1,056	1,244	1,482	4,986	4,863

	Non-interest expense:
6	Administrative expenses	(235)	(215)	(228)	(227)	(218)	(930)	(888)
7	REO operations expense	(224)	(257)	(35)	(226)	(78)	(676)	(596)
8	Other non-interest expense	(324)	(66)	(106)	(69)	(80)	(578)	(321)

9	Total non-interest expense	(783)	(538)	(369)	(522)	(376)	(2,184)	(1,805)

10	Segment adjustments	(287)	(185)	(143)	(161)	(210)	(953)	(699)

11	Segment Earnings (loss) before income tax (expense) benefit	(3,008)	(1,826)	(2,372)	(3,545)	(2,215)	(16,864)	(9,958)
12	Income tax (expense) benefit	(9)	6	(14)	—	(34)	608	(42)

13	Segment Earnings (loss), net of taxes	(3,017)	(1,820)	(2,386)	(3,545)	(2,249)	(16,256)	(10,000)
14	Total other comprehensive income (loss), net of taxes	8	(4)	1	—	33	6	30

15	Total comprehensive income (loss) — Single-family Guarantee segment	$(3,009)	$(1,824)	$(2,385)	$(3,545)	$(2,216)	$(16,250)	$(9,970)

	Management and guarantee income — Segment Earnings:
16	Contractual management and guarantee fees (annualized rate)	13.7 bps	13.6 bps	13.7 bps	13.8 bps	14.1 bps	13.5 bps	13.7 bps
17	Amortization of delivery fees (annualized rate)	8.2 bps	5.5 bps	5.0 bps	6.5 bps	8.9 bps	6.0 bps	6.5 bps

18	Segment Earnings management and guarantee income (annualized rate)	21.9 bps	19.1 bps	18.7 bps	20.3 bps	23.0 bps	19.5 bps	20.2 bps

	Credit losses — Segment Earnings:
19	Annualized credit losses/average single-family credit guarantee portfolio and HFA-related guarantees	67.7 bps	71.0 bps	68.4 bps	76.3 bps	72.4 bps	75.8 bps	72.0 bps

(1)	See “NOTE 14: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment.
(3)	Results for the year ended December 31, 2010 include the correction of a prior period error. The cumulative effect of this error was recorded in the second quarter of 2010, and included a $1.0 billion pre-tax cumulative effect of this error associated with the year ended December 31, 2009. For further details related to this out-of-period accounting adjustment, see “NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES” in our Form 10-K for the year ended December 31, 2010.

FREDDIE MAC
TABLE 4D — SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2) (unaudited) (dollars in millions)

							Full Year
		4Q 2010	1Q 2011	2Q 2011	3Q 2011	4Q 2011	2010	2011
	Segment Earnings, net of taxes:

1	Net interest income	$308	$279	$304	$314	$303	$1,114	$1,200
2	(Provision) benefit for credit losses	68	60	13	37	86	(99)	196
	Non-interest income (loss):
3	Management and guarantee income	27	28	30	32	37	101	127
4	Net impairment of available-for-sale securities	(19)	(135)	(182)	(27)	(9)	(96)	(353)
5	Derivative gains (losses)	1	2	2	(1)	—	6	3
6	Gains (losses) on sale of mortgage loans	49	83	157	46	97	343	383
7	Gains (losses) on Mortgage loans recorded at fair value	(144)	50	(31)	(142)	40	(283)	(83)
8	Other non-interest income (loss)	(16)	54	(15)	13	73	177	125

9	Total non-interest income (loss)	(102)	82	(39)	(79)	238	248	202

	Non-interest expense:
10	Administrative expenses	(53)	(51)	(55)	(57)	(57)	(212)	(220)
11	REO operations income (expense)	7	—	8	5	(2)	3	11
12	Other non-interest expense	(13)	(13)	(28)	(15)	(13)	(66)	(69)

13	Total non-interest expense	(59)	(64)	(75)	(67)	(72)	(275)	(278)

14	Segment Earnings before income tax benefit (expense)	215	357	203	205	555	988	1,320
15	Income tax benefit (expense)	(2)	2	(3)	—	—	(26)	(1)

16	Segment Earnings, net of taxes, including noncontrolling interest	213	359	200	205	555	962	1,319
17	Less: Net (income) loss — noncontrolling interest	—	—	—	—	—	3	—

18	Segment Earnings, net of taxes	213	359	200	205	555	965	1,319
19	Total other comprehensive income, net of taxes	1,086	942	405	(1,301)	853	4,075	899

20	Total comprehensive income — Multifamily segment	$1,299	$1,301	$605	$(1,096)	$1,408	$5,040	$2,218

21	Net interest yield — Segment Earnings (annualized)	86 bps	75 bps	83 bps	87 bps	85 bps	77 bps	83 bps
	Management and guarantee income — Segment Earnings:

22	Average contractual rate (annualized)(3)	48.6 bps	46.8 bps	43.0 bps	41.5 bps	39.7 bps	50.1 bps	42.4 bps
	Credit losses — Segment Earnings:

23	Annualized credit losses/average multifamily mortgage portfolio and HFA-related guarantees	10.7 bps	4.2 bps	7.6 bps	4.0 bps	9.1 bps	9.6 bps	6.3 bps

(1)	See “NOTE 14: SEGMENT REPORTING” in our Form 10-K for the year ended December 31, 2011 for more information regarding Segment Earnings.
(2)	Segment Earnings for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment.
(3)	Excludes prepayment and certain other fees.